UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  July 21, 2016
(Earliest Event Date requiring this Report:  July 21, 2016)
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Florida	000-28831	84-1047159
(State of Incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 570-8889
(Registrant's telephone number, including area code)

Item 7.01. Regulation FD Disclosure.

On July 21, 2016, Capstone Companies, Inc., a Florida corporation,  (the "Company") issued a press release announcing the Company's 1-for-15 Reverse Stock Split becoming effective as of opening of trading on Monday, July 25, 2016 and the Company's intent to seek uplisting its Common Stock to the OTCQB Venture Market. A copy of the Press Release is being furnished pursuant to Item 7.01 of this Form 8-K Report as Exhibit 99.1.

The Company is disclosing under Item 7.01 of this Current Report on Form 8-K information contained in the press release filed as Exhibit 99.1 to this report. The information furnished pursuant to, and incorporated by reference in, this Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific release in such filing.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER	DESCRIPTION
99.1	Capstone Companies, Inc. Press Release on 1-for-15 Reverse Stock Split and Efforts to Uplist Common Stock to OTCQB Venture Market, dated July 21, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date:    July 22, 2016

By: /s/ James McClinton
Chief Financial Officer